UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

January 9, 2007

ASTRO-MED, INC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER               0-13200

RHODE ISLAND	05-0318215
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(IRS EMPLOYER IDENTIFICATION NUMBER)

600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(401-828-4000)

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.01. Regulation FD Disclosure

On January 9, 2007, Astro-Med, Inc. (the “Company”) made a presentation at the Ninth Annual Needham Growth Conference held at the New York Palace Hotel in New York City. At the Conference, the Company confirmed its previously issued earnings guidance for fiscal year 2007, which was previously provided in a press release filed with Form 8-K dated December 4, 2006. A copy of the presentation is available at the Company’s website at www.astro-medinc.com under “Investing/Presentations & Webcasts”.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DATE: January 11, 2007	ASTRO-MED, INC.

/s/ Margaret D. Farrell
By: _________________________

Margaret D. Farrell,

Corporate Secretary